SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported): August 15, 2000



                          POTOMAC ENERGY CORPORATION
           (Exact name of registrant as specified in its charter)


Oklahoma                           000-09474                73-1088064
(State or other jurisdiction  (Commission File Number)   (I.R.S. Employer
of incorporation)                                        Identification No.)



                               3168 Bel Air Dr.
                           Las Vegas, Nevada 89109
                   (Address of principal executive offices)

                                    89109
                                  (Zip Code)



     Registrant's telephone number, including area code:  (702) 792-8404

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Item 4.  Change in Registrant's Certifying Accountant.

     As of August 15, 2000, the Potomac Energy Corporation (the "Company") accepted the resignation of Smith Carney & Company, PC. as the Company's certifying accountant which was tendered June 27, 2000 and appointed Williams & Webster, P.S. as the Company's certifying accountant. There are no disagreements between the Company and Smith Carney & Company, PC. with respect to any financial statements of the Company or the presentation thereof for which Smith Carney & Company, P.C. issued a report.

Item 7.  Financial Statements and Exhibits.

        (c) Exhibits.

         16      Letter from Smith Carney & Company PC. Regarding change of accountants
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Potomac Energy.
                                               (Registrant)


                                                By: /S/ Fred W. Young
                                                   _________________________
                                                    Fred W. Young
                                                    President and Chief
                                                    Executive Officer

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